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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       000-32717                 13-4134098
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 (State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)               Identification No.)

 3 Times Square, New York, New York                                 10036
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    (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 1, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing that on Monday, November 4th, Instinet Corporation will start publishing quotes in NASDAQ's InterMarket system for the two largest Exchange Traded Funds (ETFs): QQQ and SPY, joining the National Market System in those instruments. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number   Description

         99.1 Press Release of Instinet Group Incorporated issued November 1, 2002: Instinet To Publish Quotes In Nasdaq Intermarket







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           INSTINET GROUP INCORPORATED
                                                 Registrant



Date: November 4, 2002
                                                     By: /s/ John Fay
                                                         -----------------------
                                                         John Fay
                                                         Chief Financial Officer








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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION
99.1                   Press Release of Instinet Group Incorporated issued
                       November 1, 2002: Instinet To Publish Quotes In Nasdaq
                       Intermarket








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